UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                                FORM 8-K

                             CURRENT REPORT
                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  November 1, 2007


                        FLEETWOOD ENTERPRISES, INC.
             (Exact Name of Registrant as Specified in its Charter)

Delaware                  1-7699                         95-1948322
(State or Other        (Commission File                (IRS Employer
Jurisdiction of            Number)                      Identification
Incorporation)                                          Number)


             3125 Myers Street, Riverside, California 92503-5527
                 (Address of Principal Executive Offices)

Registrant's telephone number, including area code: (951) 351-3500

                              Not Applicable
       (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

__ Written communications pursuant to Rule 425 under the Securities Act
(17
CFR 230.425)
__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR
240.14a-12)
__ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
__ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




Item 2.02.     Results of Operations and Financial Condition.

               On November 1, 2007, Fleetwood Enterprises, Inc. issued a news release announcing preliminary revenues of its second fiscal quarter ending October 28, 2007. A copy of the news release is attached as Exhibit 99.1 to this current report on Form 8-K.


Item 9.01.    Financial Statements and Exhibits.

              (d)  Exhibits:

              The following exhibit is furnished with this current report on Form 8-K:

Exhibit Number   Description of Exhibit

99.1 News release, dated November 1, 2007, announcing preliminary revenues for Fleetwood Enterprises,
                 Inc.'s second fiscal quarter ending October 28, 2007.





                             SIGNATURE

   Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 2, 2007
                                  FLEETWOOD ENTERPRISES, INC.



                                  By: /s/  Leonard J. McGill
                                      --------------------------
                                      Leonard J. McGill
                                      Senior Vice President,
                                      General Counsel and Secretary




                          EXHIBIT INDEX

Exhibit Number     Description of Exhibit

99.1 News release, dated November 1, 2007, announcing preliminary revenues for Fleetwood Enterprises, Inc.'s second fiscal quarter ending October 28, 2007.